UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 8, 2004
(Date of earliest event reported)

SmartVideo Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-26809	91-1962104
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1650 Oakbrook Drive
Suite 405
Norcross, GA 30093
(Address of principal executive offices)

(770) 729-8777
(Registrant's telephone number, including area code)

Item 4.   Changes in Registrant's Certifying Accountant.

     On March 8, 2004, Spicer Jeffries LLP ("Spicer") informed SmartVideo Technologies, Inc. (the "Company") that Spicer has resigned as independent accountants for the Company because its professional liability insurance coverage for public reporting companies was not renewed by its previous insurance carrier and Spicer has been unable to obtain new insurance coverage for public registrants. Spicer's report on the Company's financial statements for each of the two fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. However, such report included an emphasis paragraph with respect to the uncertainty of the Company continuing as a going concern.

     For each of the Company's fiscal years ended December 31, 2001 and 2002 and the interim period through March 8, 2004, there were no disagreements with Spicer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Spicer, would have caused Spicer to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for such years. The Company has authorized Spicer to respond fully to the inquiries, if any, of Sherb & Co., LLP, the Company's new independent accountants. The board of directors of the Company engaged Sherb & Co., LLP as the Company's independent accountants as of March 9, 2004 to replace Spicer.

     BDO Seidman, LLP ("BDO") had been the Company's independent accountants for the fiscal years ended December 31, 2000 and 2001. The board of directors dismissed BDO effective May 3, 2002 and replaced BDO with Spicer. BDO's report on the Company's financial statements for each of the two fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. However, BDO's reports for such fiscal years included an emphasis paragraph with respect to the uncertainty of the Company continuing as a going concern.

     During each of the Company's fiscal years ended December 31, 2000 and 2001 and the interim period through May 3, 2002, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for such years.

Item 7.   Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

     None.

(b) Pro forma financial information.

     None.

(c) Exhibits.

Exhibit	Exhibit Description
99.1	Letter from Spicer Jeffries LLP to the Securities and Exchange Commission dated March 8, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTVIDEO TECHNOLOGIES, INC.

By: /s/ Richard E. Bennett, Jr.
Name: Richard E. Bennett, Jr.
Title: President & CEO

Date: March 11, 2004

EXHIBIT INDEX

Exhibit	Exhibit Description
99.1	Letter from Spicer Jeffries LLP to the Securities and Exchange Commission dated March 8, 2004.